EXHIBIT 99.1

Distribution Tables of Composition of Receivables as of October 31, 2011 (the Cut-off Date)

Set forth below is information as of October 31, 2011 (the “Cut-off Date”) regarding the characteristics of the final pool of receivables to be sold to Nissan Auto Receivables 2011-B Owner Trust on or about November 17, 2011. This information is being filed for informational purposes only. There is no material variance between the characteristics of the receivables in the statistical pool described in the prospectus supplement and the receivables in the pool as of the Cut-off Date.

Characteristics of Receivables as of the Cut-off Date:

Aggregate Principal Balance	$1,330,906,953.89
Number of Receivables	70,659
Average Principal Balance	$18,835.63
Range of Principal Balances	$2,000.80 to $59,954.78
Average Original Amount Financed	$23,730.56
Range of Original Amounts Financed	$4,655.80 to $64,569.41
Weighted Average APR	2.684%
Range of APRs	0.000% to 16.140%
Approximate Weighted Average Original Payments to Maturity	63 payments
Range of Original Payments to Maturity	18 to 72 payments
Approximate Weighted Average Remaining Payments to Maturity	51 payments
Range of Remaining Payments to Maturity	3 to 69 payments
Approximate Percentage by Principal Balance of Receivables with an Original Payment Term of 72 Months	35.10%
Approximate Non-Zero Weighted Average Credit Score(1)	762
Range of FICO® Scores(1)	578 to 885
Approximate Non-Zero Weighted Average Credit Score of Receivables with an Original Payment Term of 72 Months(1)	775
Approximate Percentage by Principal Balance of Receivables of New, Near-New and Used Vehicles(2)	91.06% (New 7.83% (Near-New 1.11% (Used	) ) )
Approximate Percentage by Principal Balance of Receivables of New, Near-New and Used Vehicles for Receivables with an Original Payment Term of 72 Months(2)	96.48% (New 3.52% (Near-New 0.00% (Used	) ) )
Approximate Percentage by Principal Balance of Receivables Financed through Nissan and Infiniti Dealers(2)	97.51% (Nissan 2.49% (Infiniti	) )

(1)	Excluding Receivables for which no FICO® score is available.
(2)	Percentages may not add to 100.00% due to rounding.

FICO® Score Distribution of the Receivables

Distribution by FICO® Score of the Receivables	Number of Receivables	Percentage of Total Number of Receivables (%)	Cut-off Date Principal Balance ($)	Percentage of Aggregate Cut-off Date Principal Balance (%)
Unavailable	936	1.32%	$18,559,412.97	1.39%
578 – 600	1	0.00	5,890.32	0.00
601 – 650	2,183	3.09	45,063,213.66	3.39
651 – 700	7,190	10.18	123,542,865.00	9.28
701 – 750	20,552	29.09	370,431,225.12	27.83
751 – 800	19,648	27.81	394,376,701.71	29.63
801 – 850	18,822	26.64	354,255,891.44	26.62
851 – 885	1,327	1.88	24,671,753.67	1.85

Total(1)	70,659	100.00%	$1,330,906,953.89	100.00%

(1)	Dollar amounts and percentages may not add to the total or to 100.00%, respectively, due to rounding.

Distribution by APR of the Receivables

Distribution by APR of the Receivables (%)	Number of Receivables	Percentage of Total Number of Receivables (%)	Cut-off Date Principal Balance ($)	Percentage of Aggregate Cut-off Date Principal Balance (%)	Non-Zero Weighted Average Credit Score(2)
0.00 – 0.49	17,427	24.66%	$333,596,487.63	25.07%	764
0.50 – 0.99	6,153	8.71	117,335,445.72	8.82	749
1.00 – 1.99	13,901	19.67	286,163,705.88	21.50	774
2.00 – 2.99	7,787	11.02	158,447,266.83	11.91	759
3.00 – 3.99	5,564	7.87	96,162,257.95	7.23	777
4.00 – 4.99	4,943	7.00	90,769,992.79	6.82	770
5.00 – 5.99	5,182	7.33	95,739,610.61	7.19	761
6.00 – 6.99	4,147	5.87	73,671,918.67	5.54	749
7.00 – 7.99	2,873	4.07	42,688,198.27	3.21	737
8.00 – 8.99	1,328	1.88	18,176,851.01	1.37	713
9.00 – 9.99	681	0.96	8,552,031.03	0.64	698
10.00 – 10.99	215	0.30	3,545,701.89	0.27	661
11.00 – 11.99	167	0.24	2,561,641.42	0.19	659
12.00 – 12.99	108	0.15	1,245,984.90	0.09	669
13.00 – 13.99	84	0.12	1,077,456.48	0.08	672
14.00 – 14.99	71	0.10	865,390.01	0.07	673
15.00 – 15.99	26	0.04	288,502.81	0.02	675
16.00 – 16.99	2	0.00	18,509.99	0.00	681

Total (1)	70,659	100.00%	$1,330,906,953.89	100.00%	762

(1)	Dollar amounts and percentages may not add to the total or to 100.00%, respectively, due to rounding.
(2)	Excluding Receivables for which no FICO® Score is available.

Geographic Distribution of the Receivables(1)

Geographic Distribution of the Receivables	Number of Receivables	Percentage of Total Number of Receivables (%)	Cut-off Date Principal Balance ($)	Percentage of Aggregate Cut-off Date Principal Balance (%)
Alabama	1,267	1.79%	$25,538,009.14	1.92%
Alaska	28	0.04	566,746.81	0.04
Arizona	1,559	2.21	30,309,720.16	2.28
Arkansas	889	1.26	17,003,230.84	1.28
California	10,395	14.71	193,294,731.26	14.52
Colorado	622	0.88	12,456,506.24	0.94
Connecticut	1,352	1.91	23,942,486.27	1.80
Delaware	293	0.41	5,499,607.06	0.41
District of Columbia	70	0.10	1,362,581.04	0.10
Florida	4,582	6.48	83,622,068.59	6.28
Georgia	2,320	3.28	43,588,214.29	3.28
Hawaii	354	0.50	6,869,966.45	0.52
Idaho	89	0.13	1,784,529.03	0.13
Illinois	3,388	4.79	62,498,666.21	4.70
Indiana	872	1.23	16,538,499.01	1.24
Iowa	540	0.76	10,501,920.75	0.79
Kansas	583	0.83	11,493,505.03	0.86
Kentucky	761	1.08	14,775,668.38	1.11
Louisiana	1,739	2.46	35,195,737.86	2.64
Maine	130	0.18	2,484,285.27	0.19
Maryland	1,772	2.51	33,022,556.29	2.48
Massachusetts	1,474	2.09	26,109,055.55	1.96
Michigan	654	0.93	12,352,445.61	0.93
Minnesota	717	1.01	14,060,557.58	1.06
Mississippi	1,320	1.87	25,849,565.50	1.94
Missouri	1,212	1.72	22,289,092.30	1.67
Montana	74	0.10	1,532,959.23	0.12
Nebraska	225	0.32	4,354,220.29	0.33
Nevada	982	1.39	20,278,313.35	1.52
New Hampshire	277	0.39	4,817,428.12	0.36
New Jersey	2,658	3.76	46,718,701.16	3.51
New Mexico	218	0.31	4,222,068.48	0.32
New York	4,354	6.16	79,110,829.05	5.94
North Carolina	1,912	2.71	35,825,673.82	2.69
North Dakota	45	0.06	923,008.97	0.07
Ohio	1,604	2.27	29,654,492.27	2.23
Oklahoma	898	1.27	17,110,374.51	1.29
Oregon	237	0.34	4,407,225.31	0.33
Pennsylvania	2,996	4.24	54,447,167.69	4.09
Rhode Island	190	0.27	3,312,196.06	0.25
South Carolina	640	0.91	11,791,053.63	0.89
South Dakota	46	0.07	927,008.06	0.07
Tennessee	2,625	3.72	50,553,219.14	3.80
Texas	7,666	10.85	149,166,871.21	11.21
Utah	323	0.46	7,501,090.02	0.56
Vermont	94	0.13	1,678,838.88	0.13
Virginia	1,956	2.77	36,799,478.58	2.76
Washington	584	0.83	11,608,608.32	0.87
West Virginia	418	0.59	8,496,366.49	0.64
Wisconsin	566	0.80	10,707,208.86	0.80
Wyoming	63	0.09	1,480,988.94	0.11
Other	26	0.04	471,610.93	0.04

Total(2)	70,659	100.00%	$1,330,906,953.89	100.00%

(1)	Based solely on the billing addresses of the Obligors as of the Cut-off Date.
(2)	Dollar amounts and percentages may not add to the total or to 100.00%, respectively, due to rounding.

Distribution by Model of the Receivables

Distribution by Model of the Receivables	Number of Receivables	Percentage of Total Number of Receivables (%)	Cut-off Date Principal Balance ($)	Percentage of Aggregate Cut-off Date Principal Balance (%)
Altima	17,855	25.27%	$327,606,660.28	24.62%
Rogue	11,015	15.59	204,802,635.90	15.39
Murano	7,507	10.62	179,338,338.98	13.47
Sentra	7,495	10.61	108,311,531.82	8.14
Maxima	4,469	6.32	106,961,463.33	8.04
Versa	5,691	8.05	73,278,314.37	5.51
Xterra	1,819	2.57	36,251,703.11	2.72
Altima Coupe	1,812	2.56	35,086,854.27	2.64
Juke	1,840	2.60	33,515,872.69	2.52
Pathfinder	1,531	2.17	33,356,641.59	2.51
Titan	1,313	1.86	30,030,992.67	2.26
Crew Cab	1,438	2.04	29,895,567.45	2.25
Frontier	1,554	2.20	27,934,000.73	2.10
Armada	793	1.12	23,884,574.69	1.79
Cube	1,424	2.02	20,517,113.72	1.54
G37	436	0.62	10,227,910.59	0.77
370Z	337	0.48	9,961,329.17	0.75
Quest	415	0.59	8,099,327.51	0.61
Other	1,915	2.71	31,846,121.02	2.39

Total(1)	70,659	100.00%	$1,330,906,953.89	100.00%

(1)	Dollar amounts and percentages may not add to the total or to 100.00%, respectively, due to rounding.

Distribution by Vehicle Type of the Receivables

Distribution by Vehicle Type of the Receivables	Number of Receivables	Percentage of Total Number of Receivables (%)	Cut-off Date Principal Balance ($)	Percentage of Aggregate Cut-off Date Principal Balance (%)
Car	40,570	57.42%	$706,945,480.31	53.12%
Crossover	20,850	29.51	427,402,515.51	32.11
SUV	4,355	6.16	98,477,130.02	7.40
Truck	4,377	6.19	88,755,862.64	6.67
Van	432	0.61	8,335,579.09	0.63
Other	75	0.11	990,386.32	0.07

Total(1)	70,659	100.00%	$1,330,906,953.89	100.00%

(1)	Dollar amounts and percentages may not add to the total or to 100.00%, respectively, due to rounding.

Distribution by Original and Remaining Payments to Maturity of the Receivables

Distribution by Original Payments to Maturity of the Receivables	Number of Receivables	Percentage of Total Number of Receivables (%)	Cut-off Date Principal Balance ($)	Percentage of Aggregate Cut-off Date Principal Balance (%)	Non-Zero Weighted Average Credit Score(2)
18 to 24	91	0.13%	$620,082.18	0.05%	795
25 to 36	4,142	5.86	56,703,865.62	4.26	793
37 to 48	2,560	3.62	33,322,680.41	2.50	769
49 to 60	39,628	56.08	720,104,872.54	54.11	753
61 to 64	2,811	3.98	52,990,767.40	3.98	725
65 to 72	21,427	30.32	467,164,685.74	35.10	775

Total(1)	70,659	100.00%	$1,330,906,953.89	100.00%	762

(1)	Dollar amounts and percentages may not add to the total or to 100.00%, respectively, due to rounding.
(2)	Excluding Receivables for which no FICO® Score is available.

Distribution by Remaining Payments to Maturity of the Receivables	Number of Receivables	Percentage of Total Number of Receivables (%)	Cut-off Date Principal Balance ($)	Percentage of Aggregate Cut-off Date Principal Balance (%)	Non-Zero Weighted Average Credit Score(2)
3 to 24	4,051	5.73%	$34,840,399.98	2.62%	753
25 to 36	3,985	5.64	56,074,127.94	4.21	785
37 to 48	23,107	32.70	390,903,404.13	29.37	742
49 to 60	26,287	37.20	528,357,823.40	39.70	762
61 to 69	13,229	18.72	320,731,198.44	24.10	783

Total(1)	70,659	100.00%	$1,330,906,953.89	100.00%	762

(1)	Dollar amounts and percentages may not add to the total or to 100.00%, respectively, due to rounding.
(2)	Excluding Receivables for which no FICO® is available.